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                                                                    Exhibit 99.1

                          Section 906 CEO Certification

I, Gerald L. Connelly, President and Chief Executive Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report on Form 10-K of the Company for the period ended August 31, 2002 (the "Annual Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 19, 2002

                                 /s/ Gerald L. Connelly
                                 --------------------------------------------
                                 Gerald L. Connelly
                                 President and Chief Executive Officer


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